Exhibit 99.3
Supplemental Data for Earnings Conference Call July 24, 2008

List of Participants Peter Raskind; Chairman, President & CEO Jeff Kelly; Vice Chairman & CFO Dale Roskom; Chief Risk Officer Rob Rowe; Chief Credit Officer Dan Frate; Vice Chairman & Head of Retail Banking Tom Richlovsky; Treasurer & Principal Accounting Officer Jill Hennessey; Manager of Investor Relations

2Q08 Quarterly Highlights Loss of $1,756 million, EPS of ($2.45) Significantly affected by after-tax goodwill writedown of $1.1 billion, supplemental reserve of $478 million, and an additional $215 million reserve for potential mortgage repurchase obligations Goodwill non-cash writedown: no impact on tangible equity, regulatory capital or liquidity Pre-tax, pre-provision operating earnings of $610 million up 19% from first quarter Substantially strengthened balance sheet and strong liquidity National City is the best capitalized of all major US banks and by far the best in its peer group with a Tier 1 ratio of 11.1%, Total capital ratio of 14.9%, and tangible equity to tangible assets ratio of 8.9% On balance sheet liquidity remains strong with ample short-term liquidity Actively managing liquidating portfolios, which are isolated, contained, and performing in-line with projections Core banking franchise is healthy Credit trending satisfactorily, with low loss and charge-off rates Retail shows steady household, deposit and account growth Commercial Banking remains strong, continues disciplined lending Enhanced leadership team intensely focused on managing risk, cutting expenses, and improving profitability

Pre-tax, Pre-provision Operating Earnings

Credit and Capital Credit Core Retail and C&I are performing well; loss rates remain low Strong commercial franchise continues disciplined lending activity Commercial Real Estate continues to perform within expectations Liquidating portfolios are isolated and contained, and are performing within expectations 2008 charge-off estimate is modestly higher than previously estimated Range increased to $2.5 - $2.9 billion from $2.0 - $2.4 billion Capital National City is the best capitalized among large US banks, by far the best in peer group Significantly exceeds requirements indicated by current trajectory of portfolio performance, stressed loss expectations and peak loss experience during prior credit cycles

National City Operates from a Strong Capital Position $7 billion capital raise in 2Q08 Closed and funded Dividend cut: ~$1b annual capital enhancement Visa stake: ~$1b in unrealized value No book value or capital credit given Tier 1 capital: Q208: 11.1%; Q108: 6.7% Continued core deposit growth Stabilized counterparty relationships Substantial excess liquidity Rating agencies confirmation of debt ratings Recent capital initiatives Positive effects from capital raise Tier 1 Ratio Total Capital Ratio NCC 0.1108 0.0382 BBT 0.089 0.052 WM 0.078 0.0618 JP 0.091 0.044 WB 0.08 0.047 USB 0.085 0.04 KEY 0.0849 0.0386 HBAN 0.0903 0.0328 MTB 0.075 0.0471 C 0.087 0.035 FITB 0.0851 0.0364 MI 0.079 0.0416 PNC 0.081 0.037 RF 0.0747 0.043 WFC 0.0824 0.0299 CMA 0.0736 0.0375 STI 0.0747 0.0339 14.10% 11.11% 12.15% 12.31% 12.35% 12.21% 12.06% 11.80% 11.77% 10.86% 12.50% 12.70% 11.23% 12.20% 13.50% 13.98% 14.90% Source: June 30, 2008 company press releases

Strong Funding Position LT Debt Equity Deposits ST Debt Other Liabs Liquidity Funding 0.17 0.12 0.66 0.03 0.02 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Proactively managing liquidity, capital and funding for challenging environment Retail franchise provides significant and growing deposit funding Long term funding plan includes contingencies for highly stressed scenarios Ample holding company liquidity 95% funded by Deposits, LTD and Equity Total $154 billion Solid Funding Base

Solid Deposit Growth Trend 2Q08 Deposit growth YoY core deposit growth of 15% Slight mix shift to longer term CDs Industry-leading products and services driving household retention and expansion "Points," the most comprehensive banking rewards program in the industry "Work Perks," National City's bank-at- work program Checking product line waives ATM fees 4 million households served through more than 1400 branches Commercial bank focus on broadening credit only relationships Core Deposit Growth

Focus on Core Franchise Revenue Composition 2003 2008 and beyond National Home Equity Nonprime Mortgage Wholesale and Correspondent Mortgage Individual Construction Indirect Auto, RV, and Marine Exited Businesses

Credit Performance

Review of 2Q-08 Credit by Portfolio $ in millions Ending Balance Net Charge-Offs Net Charge-Offs Provision Provision Ending ALLL Ending ALLL $ in millions Ending Balance $ % $ % $ % Commercial & Industrial $36,276 $39 0.43% $35 0.39% $499 1.38% CRE (including construction) 23,972 61 1.03% 238 3.99% 509 2.12% Direct Home Equity 15,855 29 0.74% 53 1.34% 131 0.83% First Mortgage 11,764 32 1.11% 107 3.66% 200 1.70% Other Consumer 8,104 62 3.08% 157 7.79% 311 3.84% Total Core* $95,971 $223 0.93% $590 2.47% $1,650 1.72% National Home Equity Orig for Portfolio 4,278 23 2.10% $52 4.89% 126 2.95% Orig for Sale 6,022 127 8.23% 368 24.58% 711 11.81% Total National Home Equity 10,300 150 5.69% 420 16.40% 837 8.13% Nonprime 4,806 144 11.53% 338 28.29% 543 11.30% Construction to Perm 2,343 223 36.43% 244 41.88% 404 17.24% Total Liquidating* $17,449 $517 11.49% $1,002 23.10% $1,784 10.22% Total $113,420 $740 2.61% $1,592 5.65% $3,434 3.03% *Marine/RV portfolio which is in runoff is included in Core for purposes of this presentation

Commercial and Industrial Loan Credit Quality 2Q07 3Q07 4Q07 1Q08 2Q08 Charge-off $ 19 16 44 24 39 Charge-off % 0.0022 0.0021 0.005 0.0027 0.0043 2Q07 3Q07 4Q07 1Q08 2Q08 NPL 125 152 155 231 236 NPL % 0.0039 0.0045 0.0044 0.0062 0.0065 Non performing loans Charge-offs

Commercial Real Estate: $24.0 Billion Portfolio Michigan Florida National (2) Rest of Footprint (1) Florida represents acquisitions of Harbor Florida Bankshares and Fidelity Bankshares in 2006 and 2007, respectively, and IRE National Florida portfolio. IRE National portfolio excluding IRE National Florida Total Balance NPAs 1H08 NCOs Residential Development $265 $53 $8 Non-Residential Development 437 13 1 Income Producing 839 14 0 Owner-Occupied 915 16 4 Total Balance NPAs 1H08 NCOs Residential Development $990 $185 $29 Non-Residential Development 357 15 3 Income Producing 656 54 1 Owner-Occupied 182 17 5 Total Balance NPAs 1H08 NCOs Residential Development $901 $73 $10 Non-Residential Development 1,278 26 (1) Income Producing 346 22 0 Owner-Occupied 860 2 0 Total Balance NPAs 1H08 NCOs Residential Development $1,541 153 $11 Non-Residential Development 3,009 108 (4) Income Producing 4,195 51 4 Owner-Occupied 7,202 118 15 ($ in millions)

4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Branch and Direct 0.32 0.32 0.17 0.23 0.36 1.08 0.74 NHE for Portfolio 0.95 0.65 0.57 0.63 1 2.06 3.82 NHE for Sale 1.23 2.79 6.32 7.14 Other Consumer 0.73 0.5 0.48 0.67 1.68 0.384 0.119 -0.021 National Processing 0.02 0 0 Direct Home Equity Review: $15.9 Billion Portfolio 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Branch and Direct 0.14 0.12 0.15 0.18 0.26 0.42 0.44 NHE for Portfolio 0.32 0.33 0.24 0.43 0.6 0.75 0.87 NHE for Sale 0.33 1.26 1.66 2.08 Other Consumer 0.73 0.5 0.48 0.67 1.68 0.384 0.119 -0.021 National Processing 0.02 0 0 As of June 30, 2008 2Q08 charge-offs of $29 million versus $42 million in 1Q08 90+ delinquency increased slightly CLTVs for new underwritings lowered Direct home equity borrowers have long and extensive relationships with the Bank NCOs / Average Loans 90+ Past Due & NPL / Loans

National Home Equity: $10.3 Billion Portfolio Closed business in August 2007 Actively managing portfolio Unfunded lines reduced over $2B in 1H08 Reviewing potential disposition opportunities, to the extent such strategies make economic sense Significantly improved visibility around portfolio and loss estimates Portfolio balance down QoQ by $485 million; FICO scores remain stable $22 million increase in 90+ past due and NPLs Most of the increase in delinquencies attributable to 2007 vintage 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Branch and Direct 0.32 0.32 0.17 0.23 0.36 1.08 0.79 NHE for Portfolio 0.95 0.65 0.57 0.63 1 2.06 2.1 NHE for Sale 1.23 2.79 6.32 8.23 Other Consumer 0.73 0.5 0.48 0.67 1.68 0.384 0.119 -0.021 National Processing 0.02 0 0 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Branch and Direct 0.14 0.12 0.15 0.18 0.26 0.4 0.347 NHE for Portfolio 0.32 0.33 0.24 0.43 0.6 0.75 0.87 NHE for Sale 0.33 1.26 1.66 2.08 Other Consumer 0.73 0.5 0.48 0.67 1.68 0.384 0.119 -0.021 National Processing 0.02 0 0 NCOs / Average Loans 90+ Past Due & NPL / Loans

2Q08 1Q08 4Q07 3Q07 2Q07 Net Charge-offs First Lien $35 $29 $8 $6 $6 % First Lien 3.73% 2.86% 0.69% 0.48% 0.43% Second Lien $109 $111 $31 $17 $19 % Second Lien 34.62% 34.55% 7.64% 3.64% 3.65% 90 Days+ Past Due and NPL 90 Days+ Past Due and NPL First Lien $671 $699 $696 $635 $547 % First Lien 18.49% 18.01% 15.06% 11.92% 10.10% Second Lien $167 $249 $231 $185 $147 % Second Lien 14.19% 17.02% 13.69% 9.26% 7.47% Summary Description Summary Description Summary Description 1st Lien 2nd Lien Outstanding $3.7bn $1.1bn FICO 611 627 CLTV 92% 99% As of June 30, 2008 Nonprime Mortgage: $4.8 Billion Liquidating Portfolio

National City Mortgage - Residential Construction: $2.3B Liquidating Portfolio Impact of housing price depreciation on borrower behavior and loss content Expanded range of work-out tactics Remaining loss of $450 million - $525 million 'Dec-06 'Mar-07 6/1/2007 9/1/2007 12/1/2007 3/1/2008 6/1/2008 Primary 16 34 82 167 300 342 265 Second 14 19 11 27 41 51 51 Investment 5 8 10 36 106 103 113 As of June 30, 2008 ($ in millions) Summary Description Loan Breakdown Net Charge-offs 90+ Past Due & NPL ($ in millions) 3Q07 4Q07 1Q08 2Q08 East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 Net C/O 11 25 96 223

Liquidating Portfolio - Loss Expectations (1) Includes expected mortgage insurance recoveries

Investor Takeaways More than sufficient capital to ride out turbulent credit markets Liquidating portfolios are isolated and contained, performing in line with expectations Core retail, commercial and wealth management franchises showing solid performance; well-positioned for continued profitability as the credit cycle turns. Strengthened leadership team intensely focused on managing risk, cutting expenses, and improving profitability

Appendix

Credit Performance: Non Performing Assets

Credit Performance: 90+ days & NPL

Credit Performance: Net Charge Offs

Credit Performance: Allowance for Loan Losses

Retail Home Equity Vintage Performance

Residential Mortgage Portfolio Total Portfolio: $11.8 billion Includes loans from acquisitions, Private Client loans, CRA, warehouse transfers and repurchases 94% first lien position 97% performing status 88% owner occupied 87% LTV < 90% 67% vintage 2006 or earlier Weighted average FICO 713 Stated income and broker based origination eliminated in 2007 Closed correspondent lending New senior business line management in place Quality assurance team created to reduce defect rates and repurchase volume File review on acquired bank portfolios to identify potentially saleable loans Reduced mortgage headcount Current Portfolio Actions

Credit Card Q208 charge-off rate slightly higher than Q108 due to higher frequency of losses and higher average loss per incident 30 day delinquency rate declined 47 bps Average outstandings of $3,297MM up 22% YoY higher due to growth in average account balance from line management programs and lower payment rate Merchandise sales volume of $2,085MM up 8.4% YoY due to higher average ticket and improved activation rates Overall issuances are down, securitized cards being issued has increased All numbers represent the managed book of business (1) (1)

Commercial and Industrial Portfolio: $36.3 billion Industry Type Michigan Florida Ohio Indiana Ilinois Penn Kentucky All Other 0.098 0.034 0.304 0.078 0.058 0.084 0.083 0.261 Geographic Breakdown Industrial Consumer Discretionary Financial Consumer noncyclical Basic Materials Services Energy & Utilities Real Estate Technology Other 0.1906 0.242 0.11 0.15 0.12 0.04 0.03 0.09 0.01 0.03

Liquidating Portfolio Overview

National Home Equity (Liquidating Portfolio) (1)

Nonprime Mortgage: $4.8 Billion Liquidating Portfolio Net charge-offs flat and delinquencies were down in second quarter 2nd liens ($1.1B) remain area of elevated risk 95% of 2nd lien have mortgage insurance Modified $266 million in loans in 2008 More aggressive OREO strategy